UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 18, 2020

                       PURE HARVEST CORPORATE GROUP, INC.
                (Name of registrant as specified in its charter)

                     Colorado        333-212055       71-0952431
                     State of      Commission File   IRS Employer
                   Incorporation       Number       Identification
                                         No.

                        7400 Crestline Circle, Suite 130
                           Greenwood Village, CO 80111
                     Address of principal executive offices

                                 (800) 560-5148
                      Telephone number, including area code

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class  Trading Symbol(s) Name of each exchange on which registered
-------------------  ----------------  -----------------------------------------

     None                 N/A                      N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

     On August 18, 2020 the Company entered into a Loan Agreement with an unrelated third party. The Loan Agreement provides the Company with the option, subject to certain conditions, to borrow up to $4,000,000 under the Loan Agreement. As of August 19, 2020 the Company had borrowed $2,096,250 pursuant to the Loan Agreement, which amount includes $146,250 which the Company will use to pay the first six month's interest on the borrowed funds. The Company used $1,000,000 of the initial advance to repay a $1,000,000 loan described in the Company's 8-K report filed on July 17, 2020. The funds remaining from the initial advance will be used to purchase raw materials for the Company's products and for general corporate purposes.

     All funds borrowed bear interest at 15% per year, are secured by substantially all of the Company's assets, and are due and payable on August 18, 2023.

     The Lender will receive two shares of the Company's restricted common stock for every $1.00 loaned to the Company.

     At the option of the Lender, the amounts loaned to the Company may be converted into shares of the Company's common stock. The number of shares to be issued will be determined by dividing the amount to be converted by the Conversion Price. The Conversion Price is the lessor of: (1) $2.00 or (2) 75% of the average closing price of the Company's common stock for the 30 consecutive trading days ending on the last business day immediately prior to the conversion date.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

      See item 1.01 of this report.

Item 3.02.  Unregistered Sale of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of the securities described in Item 1.01 of this report. The person who acquired these securities was a sophisticated investor and was provided full information regarding the Company's business and operations. There was no general solicitation in connection with the issuance of these securities. The person who acquired these securities acquired them for its own account. The certificates representing the shares of common stock will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these securities.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 21, 2020

                                   PURE HARVEST CORPORATE GROUP, INC.


                                   By: /s/ Matthew Gregarek
                                       ----------------------
                                        Matthew Gregarek
                                        Chief Executive Officer